As Filed with the
Commission on July 31, 1997

Registration No. 2-63713
SEC File No. 811-2910

                Securities and Exchange Commission
                        Washington, D.C.

                           Form N-1A

Registration Statement Under The Securities Act Of 1933    X

     Pre-Effective Amendment No. _____

     Post-Effective Amendment No.  20                     X

Registration Statement Uuder The Investment Company Act
     of 1940                                              X

     Amendment No. 22

                Mosaic Government Money Market Trust
        (Exact Name of Registrant as Specified in Charter)

         1655 Fort Myer Drive, Arlington, Virginia  22209

          Registrant's Telephone Number:  (703) 528-3600

               W. Richard Mason, Assistant Secretary
                    Mosaic Government Money Market
                      1655 Fort Myer Drive
                   Arlington, Virginia  22209
             (Name and Address of Agent for Service)

                          Copies to:
                    John Rashke, Esquire
                   DeWitt Ross & Stevens, LC
                   8000 Excelsior Drive
                   Madison, Wisconsin 53717

                    David Leahy, Esquire
                   Sullivan & Worcester, LLP
               1025 Connecticut Avenue, N.W.
                 Washington, D.C.  20036

Approximate Date of Proposed Public Offering
  It is proposed that this filing will become effective:
     __X__ immediately upon filing pursuant to Rule 485(b)
     _____ on ________________ pursuant to Rule 485(b)
     _____ 60 days after filing pursuant to Rule 485(a)(1)
     _____ on ________________ pursuant to Rule 485(a)(1)
     _____ 75 days after filing pursuant to Rule 485(a)(2)
     _____ on ________________ pursuant to Rule 485(a)(2)

     The Registrant has registered an indefinite number of its shares pursuant to Rule 24f-2 under the Investment
Company Act of 1940.  The Registrant's Notice under Rule
24f-2 for the fiscal year ended March 31, 1997 was filed on May 28, 1997.

Cross-Reference Sheet

Form N1-A

Part A, Information Required in a Prospectus

Item 1       Inside cover Page
Item 2       Expense Summary
Item 3       Financial Highlights
Item 4       Inside cover, About Mosaic Government Money Market,
             Investment Objective, Investment
             Policies
Item 5       Management of the Trust
Item 5A      Incorporated by reference in the
             Registrant's annual report
Item 6       The Trust and Its Shares, Dividends,
             Performance Information, Taxes
             (including Federal Tax Considerations
             and State Tax Considerations), Net
             Asset Value, How to Purchase Shares and
             How to Redeem Shares) and rear cover page
Item 7       How to Purchase Shares
Item 8       How to Redeem Shares
             (Additional Charges and Closing An Account)
Item 9       Not applicable

Part B, Items Required in a Statement of
Additional Information

Item 10      Cover page
Item 11      Table of Contents (Cover page)
Item 12      Introductory Information
Item 13      Supplemental Investment Policies,
            Investment Limitations
Item 14      The Investment Advisor, Trustees and
             Officers
Item 15      Organization of the Trust, Trustees and
             Officers
Item 16      The Investment Advisor, Administrative
             and Other Expenses, Custodians and
             Special Custodians,
Item 17      Fund Transactions
Item 18      Organization of the Trust
Item 19      Share Purchases, Share Redemptions,
             Declaration of Dividends, Determination
             of Net Asset Value
Item 20      Additional Tax Matters
Item 21      Not applicable
Item 22      Yield and Total Return Calculations
Item 23      Annual and Semi-Annual Reports are
             incorporated by reference and discussed
             in Financial Statements and Independent
             Auditors' Report, Legal Matters & Inde-
             pendent Auditors, Additional Information

Part C, Other Information

Items 24 through 32 follow Part B

Mosaic Government Money Market

Prospectus
July 31, 1997

Mosaic Funds

Prospectus/July 31, 1997
1655 Fort Myer Drive, Arlington, Virginia 22209-3108

Mosaic Government Money Market Trust
Mosaic Government Money Market

Mosaic Government Money Market is a money market mutual fund whose goal is to obtain the highest possible current income, consistent with investment solely in short-term debt securities issued or guaranteed by agencies and instrumentalities of the United States Government. Investments in the Trust are neither insured nor guaranteed by the United States Government. The Trust is managed for a stable $1.00 share price, although there can be no assurance that this share price will be maintained.

Features

No commissions or sales charges
$1,000 minimum initial investment
No "12b-1" expenses
Checking privileges
Dividends accrue every day and can be paid by
   check, electronic funds transfer, or reinvested monthly
Invest or withdraw funds by phone
   or by mail

This Prospectus is intended to be a concise statement of information which investors should know before investing. After reading the Prospectus, it should be retained for future reference. A paper copy of the prospectus is available to investors who received an electronic prospectus without charge by calling or writing the Trust.

A Statement of Additional Information concerning the Trust, bearing the same date as this Prospectus, has been filed with the Securities and Exchange Commission and is incorporated herein by reference. It is available without charge by calling or writing the Trust.
   The Commission maintains a Worldwide Web site that contains reports, proxy information statements and other information regarding the Trust at http://www.sec.gov.

Shares of the Trust are not deposits or obligations of, or guaranteed or endorsed by any bank. Shares are not federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other agency.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION, NOR HAS THE COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

BANKERS FINANCE ADVISORS, LLC
Investment Advisor




	TABLE OF CONTENTS

About Mosaic Government Money Market       3
Expense Summary                            3
Financial Highlights                       4
Investment Objective                       4
Investment Policies                        4
Management of the Trust                    6
The Trust and Its Shares                   6
Dividends                                  7
Performance Information                    7
Taxes                                      7
Net Asset Value                            7
Shareholder Account Transactions           8
How to Open a New Account                  8
How to Purchase Additional Shares          9
How to Redeem Shares                       9
Other Fees and Services                   11


CUSTODIAN

Star Bank, N.A.
Cincinnati, OH  45202


INDEPENDENT AUDITORS

Ernst & Young LLP


TELEPHONE NUMBERS

Shareholder Services
Washington, DC area:	703-528-6500
Toll-free nationwide:	888-670-3600

Mosiac Tiles (24-Hour automated information)
Toll-free nationwide:	800-336-3063

About Mosaic Government Money Market

Mosaic Government Money Market (the "Trust") is a diversified open-end management investment company, commonly known as a money market fund. The Trust was organized as a Massachusetts business trust under a Declaration of Trust dated February 14, 1979, then known as Government Investors Trust. The Trust is managed by Bankers Finance Advisors, LLC, a division of Madison Investment Advisors, Inc. (the "Advisor") of the same address as the Trust. Only one series of the Trust's shares is currently authorized.

Expense Summary

The purpose of this table is to assist investors in understanding the various costs and expenses that an investor will bear directly or indirectly (see also "Management of the Trust" below).

Shareholder Transaction Expenses

Maximum Sales Load Imposed on Purchases   None
Redemption Fee                            None
Exchange Fee                              None

Annual Fund Operating Expenses (as a percentage of average net assets)

Management Fee                           0.50%
Other Expenses*                          0.55%

Total Fund Operating Expenses*           1.05%

*Reflects custodian fees paid indirectly.

Example:	1 Year	3 Years	5 Years	10 Years

You would pay the following expenses on a $1,000 investment, assuming (1) a five percent annual return and (2) redemption at the end of each time period:

             $11           $33         $58         $128

The hypothetical example shown above is based on the expense levels listed under the caption "Annual Fund Operating Expenses" and is intended to provide the investor with an understanding of the level of expenses that might be incurred in the future. The five percent return used in the example is arbitrary and is for illustrative purposes only. It should not be considered representative of the Trust's past or future performance, nor should the expenses in the example be considered representative of future expenses, which may actually be greater or less than those shown.
   Additional fees and transaction charges described elsewhere in this prospectus, if applicable, will increase the level of expenses that can be incurred (fees for certain wire transfers, stop payments on checks, bounced investment checks, and retirement plans are described on pages 8-11).

Financial Highlights

The financial highlights data for a share outstanding and other performance information for the fiscal year ended March 31, 1997 appearing below is derived from the financial statements audited by Ernst & Young LLP, independent auditors, whose report appears in the Annual Report to Shareholders. This report is incorporated by reference in the Statement of Additional Information and can be obtained by calling the Trust. The tabulation below of information for the fiscal years ended March 31, 1988, 1989, 1990, 1991, 1992, 1993, 1994, 1995 and
1996 has also been derived from the financial statements audited by Ernst & Young LLP. The Trust experienced no net gains or losses on securities and provided no distributions from capital gains or returns of capital for the fiscal years shown below.

              Year ended March 31,
              1997*  1996   1995   1994   1993   1992   1991   1990   1989   1988
Net asset
value
beginning
of period     $1.000  1.000  1.000  1.000  1.000  1.000  1.000  1.000  1.000  1.000

Net
investment
income        $0.043  0.045  0.037  0.021  0.024  0.044  0.067  0.080  0.072  0.060

Total from
investment
operations    $0.043  0.045  0.037  0.021  0.024  0.044  0.067  0.080  0.072  0.060

Distributions
from net
investment
income       $(0.043)(0.045)(0.037)(0.021)(0.024)(0.044)(0.067)(0.080)(0.072)(0.060)

Total
Distributions$(0.043)(0.045)(0.037)(0.021)(0.024)(0.044)(0.067)(0.080)(0.072)(0.060)

Net asset
value end
of year       $1.000  1.000  1.000  1.000  1.000  1.000  1.000  1.000  1.000  1.000

Total
Return         4.38%  4.62%  3.80%  2.08%  2.44%  4.44%  6.96%  8.28%  7.48%  6.19%

Net assets
at end of
period
(thousands)  $54,687 57,197 64,541 78,090 88,911 117170 153206 173438 171144 184255

Ratio of
expenses to
average net
assets1        1.05%  1.23%  1.16%  1.11%  1.06%  1.06%  1.05%  1.04%  1.01%  1.01%

Ratio of
net
investment
income to
average
net assets     4.29%   4.52%  3.70%  2.08%  2.44%  4.41%  6.69%  7.99%  7.21%  6.01%

1 For the year ended March 31, 1996 and thereafter, ratio reflects custodian fees paid indirectly.
* Effective July 31, 1996, the investment advisory services transferred to Bankers Finance Advisors, LLC/Madison Investment Advisors, Inc.
from Bankers Finance Investment Management Corp.

Investment Objective

The investment objective of the Trust is to obtain the highest possible current income, consistent with the relative safety of U.S. Government securities and with providing liquidity and price stability to shareholders' investments in the Trust. Considerations of relative safety, liquidity and price stability limit the Trust's investments to shorter-term U.S. Government securities which may not yield as high a level of current income as is normally available from longer-term or lower-rated securities. The Trust's investment objective may be changed without shareholder approval; however, shareholders will receive prior written notice of any material change. There is no assurance that the Trust's investment objective will be achieved.

Investment Policies

The Trust's fundamental investment policies, which may not be changed without a shareholder vote, limit its investments to securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities.
The Trust expects that a substantial portion of its assets will be invested in repurchase agreements collateralized by U.S. Government securities. The Trust intends normally to hold portfolio securities to maturity; historically, securities issued or guaranteed by the U.S.
Government or its agencies or instrumentalities have involved little risk to principal and interest if held to maturity.

The Trust will limit purchases of investments to securities having a maximum effective maturity of 13 months or less. The Trust will not purchase any investment which would, at the time of purchase, cause the average effective maturity of the Trust to exceed 90 days. As used in this Prospectus, the term "effective maturity" means either the actual time between purchase and the stated maturity date of the investment, the time between its scheduled interest rate adjustment dates, or the time between its purchase settlement and its future resale arranged at the time of purchase under fixed terms. The Trust's portfolio will be managed in conformity with regulations of the Securities and Exchange
Commission applicable to funds seeking to maintain a constant share price of $1.00. The Trust will not invest more than 10 percent of its total assets in securities which cannot be liquidated in seven days. The
Trust normally expects to hold investments to maturity, except to the extent liquidity requirements indicate otherwise.

U.S. Government Securities. U.S. Government securities include a variety of securities which are issued or guaranteed by the U.S. Treasury, various agencies of the federal government and various instrumentalities which have been established or sponsored by the U.S. Government, and certain interests in the foregoing types of securities. Treasury securities include notes, bills and bonds. Obligations of the Government
National Mortgage Association, the Federal Home Loan Banks, the Federal
Farm Credit System, the Federal Home Loan Mortgage Corporation, the
Federal National Mortgage Association, the Small Business Administration and the Student Loan Marketing Association are also considered U.S.
Government securities. Except for Treasury securities, these obligations may or may not be backed by the "full faith and credit" of the United
States.

Some federal agencies have authority to borrow from the U.S. Treasury while others do not. In the case of securities not backed by the full faith and credit of the United States, the investor must look principally to the agency issuing or guaranteeing the obligation for ultimate repayment, and may not be able to assert a claim against the United States itself in the event the agency or instrumentality does not meet its commitments.

Specialized Investment Techniques

To achieve its investment objective, the Trust may use certain specialized investment techniques, including investment in specialized kinds of government agency securities, investment in "floating rate" government securities, use of repurchase agreement transactions, investment in matched purchase/sale transactions and investments purchased for forward delivery. These techniques may involve certain risks, some of which are summarized below, and discussed further in the Statement of Additional Information.

Certain specialized government agency securities may provide higher yields than are available from more common types of government-backed investments. However, such specialized investments may be available from a few sources, in limited amounts, or only in very large denominations;
they may also require special capabilities in portfolio servicing and in legal matters relating to government guarantees. Such securities may have limited marketability, which might make it difficult for the Trust to dispose of them advantageously; accordingly, the Trust intends normally to hold such securities to maturity or pursuant to repurchase agreements.

"Floating rate" government agency securities pay an interest rate which is adjusted (i.e., "floats") at regular intervals in a fixed relationship to a published interest rate such as the "prime" rate of a given bank. Such securities may offer higher yields than are available from short-term securities and may be less susceptible to market value fluctuations than securities of longer stated maturities which do not float. The stated maturities of floating rate securities, which could be as long as 30 years, may limit their investment flexibility. Such securities may be available only in large denominations, may require specialized servicing and accounting capabilities, and may have limited marketability, which might make it difficult for the Trust to dispose of them advantageously.

Repurchase agreements involve the sale of securities to the Trust by a financial institution or securities dealer, simultaneous with an agreement by that institution to repurchase the same securities at the same price, plus interest, at a later date. The Trust will limit repurchase agreement transactions to those financial institutions and securities dealers who are deemed creditworthy pursuant to guidelines adopted by the Trust's Board of Trustees. The Advisor will follow a procedure designed to ensure that all repurchase agreements acquired by the Trust are always at least 100 percent collateralized as to principal and interest. When investing in repurchase agreements, the Trust relies on the other party to complete the transaction on the scheduled date by repurchasing the securities. Should the other party fail to do so, the Trust would end up holding securities it did not intend to own. Were it to sell such securities, the Trust might incur a loss. In the event of insolvency or bankruptcy of the other party to a repurchase agreement, the Trust could encounter difficulties and might incur losses upon the exercise of its rights under the repurchase agreement.

Investment Considerations

The Trust's investment policies may involve certain risks. For example, the market value of the fixed income securities in which the Trust invests will tend to decline as prevailing interest rates rise and increase as prevailing interest rates fall. The magnitude of this change increases with the maturity of portfolio securities. The Trust may invest in "floating rate" government agency securities, in repurchase agreements, in matched purchase/sale transactions and in investments purchased for forward delivery, all of which may involve certain risks;
see "Specialized Investment Techniques" above and in the Statement of Additional Information.

Management of the Trust

The Trustees. Under the terms of the Declaration of Trust, which is governed by the laws of the Commonwealth of Massachusetts, the Trustees are ultimately responsible for the conduct of the Trust's affairs. They serve indefinite terms of unlimited duration and they appoint their own successors, provided that always at least two-thirds of the Trustees have been elected by shareholders. The Declaration of Trust provides that a Trustee may be removed at any special meeting of shareholders by a vote of two-thirds of the Trust's outstanding shares.

The Advisor. Bankers Finance Advisors, LLC is a division of Madison
Investment Advisors, Inc., 6411 Mineral Point Road, Madison, Wisconsin
("Madison").  Bankers Finance Advisors, LLC administers approximately
$200 million in assets and manages the Mosaic family of mutual funds, which includes stock, bond and money market portfolios. Madison, a registered investment advisory firm for over 23 years, provides professional portfolio management services to a number of clients, including stock and bond mutual funds, and has approximately $3 billion under management. The Advisor is responsible for the day-to-day administration of the Trust's activities.

The Advisor is controlled by Madison. The Advisor purchased the investment management assets of Bankers Finance Investment Management
Corp., the previous adviser to the Trust, effective July 31, 1996.  The
Advisor has the same address as the Trust.

Compensation. For its services under its Investment Advisory Agreement with the Trust, the Advisor receives a fee, payable monthly, calculated as 1/2 percent per annum of the average daily net assets of the Trust.
The Advisor may, in turn, compensate certain financial organizations for services resulting in shareholder purchases of Trust shares.

Distributor. GIT Investment Services, Inc. of the same address as the Trust acts as the Trust's distributor.

Services Agreement. Under a separate Services Agreement with the Trust, the Advisor provides certain operational and other support services for which it receives a fee intended to be at or below the cost of providing such services. Such fee is subject to review and approval at least annually by the Trustees.

Transfer and Dividend Paying Agent. The Trust acts as its own transfer agent and dividend paying agent.

Expenses. The Trust is responsible for all of its expenses not assumed by the Advisor, including the costs of the following: shareholder services; legal, custodian and audit fees; trade association memberships; accounting; certain Trustees' fees and expenses; fees for registering the Trust's shares; the preparation of prospectuses, proxy materials and reports to shareholders; and the expense of holding shareholder meetings. For the fiscal year ending March 31, 1997, the expenses paid by the Trust, including advisory fees and reimbursable expenses paid to the Advisor, were $570,198.

The Trust and Its Shares

Under the terms of the Declaration of Trust, the Trustees may issue an unlimited number of whole and fractional shares of beneficial interest without par value for each series of shares they have authorized. All shares issued will be fully paid and nonassessable and will have no preemptive or conversion rights. Under Massachusetts law, the shareholders, under certain circumstances, may be held personally liable for the Trust's obligations. The Declaration of Trust, however, provides indemnification out of Trust property of any shareholder held personally liable for obligations of the Trust.

Only one series of the Trust's shares is currently authorized. Each share has one vote and fractional shares have fractional votes. Except as otherwise required by applicable regulations, any matter submitted to a shareholder vote will be voted upon by all shareholders without regard to series or class. For matters where the interests of separate series or classes are not identical, the question will be voted on separately by each affected series or class. Voting is not cumulative.

The Trust does not intend to have regular shareholder meetings.
Shareholder inquiries can be made to the offices of the Trust at the address on the cover of this Prospectus.

Dividends

The Trust's net income is declared as dividends each business day.
Dividends are paid in the form of additional shares credited to investor accounts at the end of each calendar month, unless a shareholder elects in writing to receive a monthly dividend payment by check or direct deposit. Any net realized capital gains will be distributed at least annually.

Performance Information

From time to time, the Trust advertises its yield and effective yield.
Both figures are based on historical data and are not intended to indicate future performance.

For advertising purposes, the yield is calculated according to a standard formula prescribed by the Securities and Exchange Commission.
This formula divides the net income earned on one share during a given seven-day period by the initial value of that share (normally $1.00), and expresses the result as an annualized percentage.

The Trust's "effective yield" is calculated in a similar manner, except that the net income earned during a seven-day period is assumed to be reinvested at the same rate over a full year. This calculation results in a slightly higher yield figure which shows the effect of compounding.

The Trust may also cite the ranking or performance of its Portfolio as reported in the public media or by independent performance measurement firms. Further information on the methods used to calculate the Trust's yield may be found in the Trust's Statement of Additional Information.

Taxes

Federal

For federal income tax purposes, the Trust intends to maintain its status under Subchapter M of the Internal Revenue Code (the "Code") as a regulated investment company by distributing to shareholders 100% of its net income and net capital gains, if any, by the end of its fiscal year.
The Code also requires the Trust to distribute at least 98% of its net income and capital gains realized from the sale of investments by calendar year-end in order to avoid a 4% excise tax. The capital gain distribution is determined as of October 31 each year. Capital gain distributions, if any, are taxable to the shareholder. The Trust will send shareholders an annual notice of dividends and other distributions paid during the year.

State and Local

At the state and local level, dividend income and capital gains are generally considered taxable income. Interest on certain U.S.
Government securities held by the Trust would be exempt from state and local income taxes if held directly by the shareholder. Because tax laws vary from state to state, shareholders should consult their tax advisers concerning the impact of mutual fund ownership in their own tax jurisdictions.

Certification of Tax Identification Number

Shareholders who fail to provide a valid social security or tax identification number may be subject to federal withholding at a rate of 31% of dividends and capital gain distributions. Investors are advised to retain all statements received from the Trust and to maintain accurate records of their investments.

Net Asset Value

The net asset value per share of the Trust is calculated at the close of the New York Stock Exchange each day it is open for trading.

Net asset value per share is determined by adding the value of all securities and other assets, subtracting liabilities and dividing the result by the total number of the Trust's outstanding shares. The
Trust's securities are valued according to the "amortized cost" method, which is intended to stabilize the share price at $1.00.

Shareholder Account Transactions

Please call a Mosaic Account Executive if you have any questions. Our local number in the Washington, DC area is (703) 528-6500 and our toll-free nationwide number is (888) 670-3600.

Confirmations and Statements

Daily Transaction Confirmation. All purchases and redemptions are confirmed in writing with a transaction confirmation. Transaction confirmations are usually mailed within a day or two after the transaction is posted to the account.

Quarterly Statement. Quarterly statements are mailed at the end of each calendar quarter. The statements reflect account activity for the most recent quarter. At the end of the calendar year, the statement will reflect account activity for the entire year.

It is strongly recommended that shareholders retain all daily transaction confirmations until they receive their quarterly statements.
Likewise, shareholders should retain all of the quarterly statements until they receive the year-end statement showing the activity for the entire year.

Changes to an Account

To make any changes to an account, it is recommended that shareholders call an Account Executive to discuss the changes to be made and inquire about any necessary documentation. Though some changes may be made by phone, generally, in order to make any changes to an account, Mosaic may require a written request signed by all of the shareholders with their signatures guaranteed.

Telephone Transactions. The options to initiate exchanges and certain redemptions and to obtain account balance information by telephone are available automatically to all shareholders. Mosaic will employ reasonable security procedures to confirm that instructions communicated by telephone are genuine; and if it does not, it may be liable for losses due to unauthorized or fraudulent transactions. These procedures can include, among other things, requiring one or more forms of personal identification prior to acting upon telephone instructions, providing written confirmations and recording all telephone transactions. Certain transactions, including account registration changes, must be authorized in writing.

Certificates. Certificates will not be issued to represent shares in the Trust.

How to Open a New Account

Minimum Initial Investment

$1,000 for a regular account
$500 for an IRA account

By Check

New accounts may be opened by completing an application and forwarding it along with a check payable to Mosaic Funds to:

Mosaic Funds
1655 Fort Myer Drive, Suite 1000
Arlington, VA 22209-3108

By Wire

Please call Mosaic before money is wired to ensure proper and timely credit.

When a new account is opened by wire, the shareholder is required to submit a signed application promptly thereafter. Payment of redemption proceeds is not permitted until a signed application is received in proper form by Mosaic. Please wire money to:

Star Bank, NA
Cinti/Trust
ABA # 0420-0001-3
Credit Mosaic Acct # 48038-8883
(Shareholder name and account number)

Wire Fee. There may be a charge of $6.00 for processing incoming wires of less than $1,000.

By  Exchange

Shareholders may open a new account by exchange from an existing account when the account registration and tax identification number will remain the same. A new account application is required only when the account registration or tax identification number will differ from that on the application for the original account. Exchanges may only be made into funds that are sold in the shareholder's state of residence.

How to Purchase Additional Shares

Purchase Price. Share prices (net asset values) are determined every day that the NY Stock Exchange is open. Purchases are priced at the next share price determined after the purchase request is received in proper form by Mosaic.

Purchases and Uncollected Funds. To protect shareholders from loss or dilution resulting from deposit items that are returned unpaid, the proceeds of any redemption may be delayed 10 days or more until it can be determined that the check or other deposit item (including purchases by Electronic Funds Transfer "EFT") used for purchase of the shares has cleared. Such deposit items are considered "uncollected," until Mosaic has determined that they have actually been paid by the bank on which they were drawn. Purchases made by federal funds wire or U.S. Treasury check are considered collected when received and not subject to the 10 day hold. All purchases earn dividends from the day after the day of credit to a shareholder's account, even while not collected.

By Check

Subsequent investments may be made for $50 or more. Please make check payable to Mosaic Funds and mail it along with an investment slip or an indication as to which fund and account it should be credited.

Mosaic Funds
PO Box 640393
Cincinnati, OH  45264-0393

By Wire

Shareholders should call Mosaic before the money is wired to ensure proper and timely credit.

Please wire money to:

Star Bank, NA
Cinti/Trust
ABA # 0420-0001-3
Credit Mosaic Acct # 48038-8883
(Shareholder name and account number)

Wire Fee. There may be a charge of $6.00 for processing incoming wires of less than $1,000.

By Automatic Investment Plan

Shareholders may elect to have an automatic investment plan whereby
Mosaic will automatically initiate a credit to their Mosaic account and debit the bank account they designate each month.  The automatic
investment is processed as an electronic funds transfer (EFT).   To
establish an automatic investment plan, complete the appropriate section of the application or call an Account Executive for information.  The minimum monthly amount for an EFT is $100.  Shareholders may change the amount or discontinue the automatic investment plan any time.

How to Redeem Shares

Redemption Price. Share prices (net asset values) are determined every day that the NY Stock Exchange is open. Redemptions are priced at the next share price determined after the redemption request is received in proper form by Mosaic.

Signature Guarantees. To protect shareholder investments, Mosaic requires signature guarantees for certain redemptions.
   A signature guarantee helps Mosaic ensure the identity of the authorized shareholder(s). Shareholders who anticipate the need to transact large amounts of money are encouraged to establish pre-authorized bank wire instructions on their account. Redemptions by wire to a pre-authorized bank and account may be in any amount and do not require a signature guarantee. Pre-authorized bank wire instructions can be established by completing the appropriate section of a new application or by calling an Account Executive to inquire about any necessary documents. A signature guarantee may be required to add or change bank wire instruction on an account. A signature guarantee is required for any redemption when (1) the proceeds are to be greater than $50,000 (unless proceeds are being wired to a pre-authorized bank and account), (2) the proceeds are to be delivered to someone other than the shareholder of record, (3) the proceeds are to be delivered to an address other than the address of record, or (4) there has been any change to the registration or account privilege within the last 15 days.
Mosaic accepts signature guarantees from banks with FDIC insurance, certain credit unions, trust companies, and members of a domestic stock exchange. A guarantee from a notary public is not an acceptable signature guarantee.

Redemptions and Uncollected Funds. To protect shareholders from loss or dilution resulting from deposit items that are returned unpaid, the proceeds of any redemption may be delayed 10 days or more until it can be determined that the check or other deposit item (including EFT) used for purchase of the shares has cleared. Such deposited items are considered "uncollected," until Mosaic has determined that they have actually been paid by the bank on which they were drawn. Purchases made with cash, federal funds wire or U.S. Treasury check are considered collected when received and not subject to the 10 day hold.

By Telephone or By Mail

Upon request by telephone or in writing, a redemption check up to $50,000 may be sent to the shareholder and address of record only. A redemption request for more than $50,000 or for proceeds to be sent to anyone or anywhere other than the shareholder and address of record, must be made in writing, signed by all shareholders with their signatures guaranteed. See section Signature Guarantees above.

Redemption requests in proper form received by mail and telephone are normally processed within one business day.

Stop Payment Fee. To stop payment on a check issued by Mosaic, call our Shareholder Service department. Normally, the Fund charges a fee of $28.00, or the cost of stop payment, if greater, for stop payment requests on a check issued by Mosaic on behalf of a shareholder.
Certain documents may be required before such a request can be processed.

By Wire

With one business day's notice, funds can be sent by wire transfer to the bank and account designated on the account application or by subsequent written authorization. Shareholders who anticipate the need to transact large amounts of money are encouraged to establish pre-authorized bank wire instructions on their account. Redemptions by wire to a pre-authorized bank and account may be in any amount and do not require a signature guarantee. Pre-authorized bank wire instructions can be established by completing the appropriate section of a new application or by calling an Account Executive to inquire about any necessary documents. A signature guarantee may be required to add or change bank wire instruction on an account. Redemption by wires can be arranged by calling the telephone numbers on the cover of this prospectus. Requests for wire transfer must be made by 4:00 p.m.
Eastern time the day before the wire will be sent.

Wire Fee. There will be a $10 fee for redemptions by wire to domestic banks. Wire transfers sent to a foreign bank for any amount will be processed for a fee of $30 or the cost of the wire if greater.

By Exchange

Shareholders may redeem shares from one Mosaic account and concurrently invest the proceeds in another Mosaic account by telephone when the account registration and tax identification number remain the same.
There is no charge for this service.

By Customer Check

A shareholder who has requested check writing privileges and submitted a signature card may write checks in any amount payable to anyone.

A confirmation statement showing the amount and number of each check written is sent to the shareholder. Mosaic does not return canceled checks, but will provide copies of specifically requested checks. A fee of $1.00 per copy is charged for frequent requests or a request for numerous copies.

Stop Payment Fee. To stop payment on a customer check that you have written, call an Account Executive. Mosaic will honor stop payment requests on unpaid customer checks written by shareholders for a fee of $5.00. Oral stop payment requests are effective for 14 calendar days, at which time they will be canceled unless confirmed in writing.
Written stop payment orders are effective for six months and may be extended by written request for another six months.

Ordering Customer Checks. When you complete a signature card for check writing privileges an initial supply of preprinted checks will be sent free of charge. The cost of check reorders and of printing special checks will be charged to the shareholder's account.

By Systematic Withdrawal Plan

Shareholders may elect to have a systematic withdrawal plan whereby
Mosaic will automatically redeem share in their Mosaic account and send proceeds to a designated recipient. To establish a systematic withdrawal plan, complete the appropriate section of the application or call an Account Executive for information. The minimum amount for a systematic withdrawal is $100. Shareholders may change the amount or discontinue the systematic withdrawal plan anytime.

Electronic Funds Transfer Systematic Withdrawal. A systematic withdrawal can be processed as an electronic funds transfer, commonly known as EFT, to credit a bank account or financial institution.

Check Systematic Withdrawal. Or it can be processed as a check which is mailed to anyone designated by the shareholder.

How to Close an Account

To close an account, shareholders should call an Account Executive and request that the account be closed. Shareholders cannot close their account by writing a check. When an account is closed, shares will be redeemed at the next determined net asset value. An account may be closed by telephone, wire transfer or by mail as explained above in the section "How To Redeem Shares."

Other Fees and Services

Returned Investment Check Fee. Shareholders will be charged (by redemption of shares) $10.00 for items deposited for investment that are returned unpaid for any reason.

Minimum Balance. Mosaic reserves the right to involuntarily redeem accounts with balances of less than $700. Prior to closing any such account, the shareholder will be given 30 days written notice, during which time the shareholder may increase the balance to avoid having the account closed.

Other Fees. Mosaic reserves the right to impose additional charges, upon 30 days written notice, to cover the costs of unusual transactions.
Services for which charges could be imposed include, but are not limited to, processing items sent for special collection, international wire transfers, research and processes for retrieval of documents or copies of documents.

Retirement Plans

IRAs

Individual Retirement Accounts ("IRAs") may be opened with a reduced minimum investment of $500. Even though they may be nondeductible or partially deductible, IRA contributions up to the allowable annual limits may be made, and the earnings on such contributions will accumulate tax-free until distribution.

Annual IRA Fee. Mosaic currently charges an annual fee of $12 per shareholder (not per IRA account) invested in an IRA at Mosaic. This fee may be prepaid by the shareholder. A separate application is required for IRA accounts.

Keogh Plans

Mosaic also offers Keogh (or H.R. 10) plans for self-employed individuals and their employees, which enable them to obtain tax-sheltered retirement benefits similar to those available to employees covered by other qualified retirement plans.

Annual Keogh Fee. Currently Mosaic charges an annual fee of $15 per shareholder (not per Keogh account) invested in a Keogh at Mosaic.

Mosaic also offers SEP IRAs, SIMPLEs, 401(k) and 403(b) retirement plans. Further information on the retirement plans available through Mosaic, including minimum investments, may be obtained by calling
Mosaic's shareholder service department.

Telephone Numbers

Shareholder Service
Washington, DC area: 703/528-6500
Toll-free nationwide: 888/670-3600

The Mosaic Family of Mutual Funds

Mosaic Equity Trust
	Investors Fund
	Balanced Fund
	Mid-Cap Growth Fund
	Worldwide Growth Fund

Mosaic Income Trust
	High Yield Fund
	Government Fund
	Mosaic Bond Fund

Mosaic Tax-Free Trust
	Arizona Fund
	Maryland Fund
	Missouri Fund
	Virginia Fund
	National Fund
	Money Market

Mosaic Government Money Market

For more complete information on any Mosaic Fund, including charges and expenses, request a prospectus by calling the numbers above. Read it carefully before you invest or send money. This prospectus does not constitute an offering by the distributor in any jurisdiction in which such offering may not be lawfully made.

Mosaic Funds
1655 Fort Myer Drive
Arlington Virginia 22209
http://www.mosaicfunds.com

STATEMENT OF ADDITIONAL INFORMATION
Dated July 31, 1997
For use with Prospectus dated July 31, 1997

MOSAIC GOVERNMENT MONEY MARKET

1655 Fort Myer Drive
Arlington, VA 22209-3108
(800) 336-3063
(703) 528-6500

This Statement of Additional Information is not a Prospectus. This Statement of Additional Information should be read in conjunction with the Prospectus of Mosaic Government Money Market bearing the date indicated above (the "Prospectus"). A copy of the Prospectus may be obtained from the Trust at the address and telephone numbers shown.


Table of Contents

Introductory Information
("About Mosaic Government Money Market")                      2

Supplemental Investment Policies
("Investment Objective" and "Investment Policies")            2

Investment Limitations
("Investment Policies")                                       3

The Investment Advisor
("Management of the Trust")                                   4

Organization of the Trust
("The Trust and Its Shares")                                  5

Trustees and Officers
("Management of the Trust")                                   6

Administrative and Other Expenses
("Management of the Trust")                                   7

Portfolio Transactions
("Management of the Trust")                                   7

Share Purchases
("How to Purchase Shares")                                    8

Share Redemptions
("How to Redeem Shares")                                      9

Retirement Plans
("Other Fees and Services")                                   10

Declaration of Dividends
("Dividends")                                                 10

Determination of Net Asset Value
("Net Asset Value")                                           10

Additional Tax Matters
("Taxes")                                                     11

Yield Calculations
("Performance Information")                                   11

Custodians and Special Custodians                             12

Legal Matters and Independent Auditors
("Financial Highlights")                                      12

Additional Information                                        12

Financial Statements and Report of Independent Auditors
("Financial Highlights")                                      13

Note: The items appearing in parentheses above are cross references to sections in the Prospectus which correspond to the sections of this Statement of Additional Information.

Introductory Information

Mosaic Government Money Market (the "Trust") is an open-end diversified management investment company which invests solely in U.S. Government securities. It may use a variety of investment techniques with the objective of providing as high a yield as is available from U.S. Government securities and the investment quality associated with these securities (see "Supplemental Investment Policies").
    Prior to May 12, 1997, the Trust was known as Government
Investors Trust.

Supplemental Investment Policies

The Trust seeks to achieve its investment objective through investment in securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities and in participation interests in and repurchase agreements based on such securities. The investment objective of the Trust is described in the Prospectus (see "Investment Objective"). Reference should also be made to the Prospectus for general information concerning the Trust's investment policies (see "Investment Policies"). Unless described herein or in the Prospectus, the Trust will not invest in "derivative" securities.
   Any deviation in this policy must be approved by the Trustees in advance.

Specialized Investment Techniques. In order to achieve its investment objective, the Trust may use, when the Advisor deems appropriate, certain specialized investment techniques. Such specialized investment techniques principally include those identified in the Prospectus (see "Investment Policies"), which are described more fully below:

1. Investments in Specialized Kinds of Government Agency Securities. These agency securities often provide higher yields than are available from more common types of Government-backed investments. However, such specialized investments may only be available from a few sources, in limited amounts, or only in very large denominations; they may also require specialized capability in portfolio servicing and in legal matters related to Government guarantees. While frequently offering attractive yields, the limited-activity markets of many of these securities means that if the Trust were forced to liquidate any of them it might not be able to do so advantageously; accordingly, the Trust intends to normally hold such securities to maturity or pursuant to repurchase agreements.

2. Investment in "Floating Rate" Government Agency Securities. These Government agency securities may offer particular advantages towards the achievement of the objectives of the Trust by providing for an interest rate which is adjusted (i.e., "floats") at regular intervals according to some published interest rate. Such securities frequently offer higher yields than are available on short-term securities but less risk of market value fluctuations than securities of longer maturities which do not float. Interest rates, and thus income to the Trust, on these securities will normally float downward when interest rates are falling and float upward when their reference rates of interest rise. Generally, such investments float in relation to the "prime" interest rate of New York or other money center banks and often are adjusted upward or downward quarterly, although some such securities float in relationship to other published interest rates or at more or less frequent intervals. These floating rate securities may have stated maturities of up to 30 years, although 10-year stated maturities are more typical. Floating rate securities may be comparable in some respects to short-term securities, but their longer stated maturities reduce investment flexibility, making them less attractive than short-term securities to some investors.

3. Repurchase Agreement Transactions. A repurchase agreement involves the acquisition of securities from a financial institution, such as a bank or securities dealer, with the right to resell the same securities to the financial institution on a future date at a fixed price. Repurchase agreements are a highly flexible medium of investment in that they may be for very short periods, including, frequently, maturities of only one day. Under the Investment Company Act of 1940 repurchase agreements are considered loans and the securities involved may be viewed as collateral. It is the Trust's policy to limit the financial institutions with which it engages in repurchase agreements to banks, savings and loan associations and securities dealers meeting financial responsibility standards prescribed in guidelines adopted by the Trustees.

When investing in repurchase agreements, the Trust could be subject to the risk that the other party may not complete the scheduled repurchase and the Trust would then be left holding securities it did not expect to retain. If those securities decline in price to a value less than the amount due at the scheduled time of repurchase, then the Trust could suffer a loss of principal or interest. The Advisor will follow procedures designed to assure that repurchase agreements acquired by the Trust are always at least 100% collateralized as to principal and interest. It is the Trust's policy to require delivery of repurchase agreement collateral to its Custodian or (in the case of book-entry securities held by the Federal Reserve System) that such collateral is registered in the Custodian's name or in negotiable form. In the event of insolvency or bankruptcy of the other party to a repurchase agreement, the Trust could encounter restrictions on the exercise of its rights under the repurchase agreement.

To the extent the Trust requires cash to meet redemption requests and determines that it would not be advantageous to sell portfolio securities to meet those requests, then it may sell its portfolio securities to another investor with a simultaneous agreement to repurchase them. Such a transaction is commonly called a "reverse repurchase agreement." It would have the practical effect of constituting a loan to the Trust, the proceeds of which would be used to meet cash requirements from redemption requests. During the period of any reverse repurchase agreement, the Trust would recognize fluctuations in value of the underlying securities to the same extent as if those securities were held by the Trust outright. If the Trust engages in reverse repurchase agreement transactions, it will maintain in a segregated account designated Government securities which are liquid or mature prior to the scheduled repurchase and cash sufficient in aggregate value to provide adequate funds for completion of the repurchase. It is the Trust's current operating policy not to engage in reverse repurchase agreements except for purposes of meeting redemption requests. The Trust will not enter into any reverse repurchase agreement, if as a result, reverse repurchase agreements in the aggregate would exceed 10% of the Trust's total assets.

4. Investment in Matched Purchase/Sale Transactions. The Trust may invest by means of matched purchase/sale transactions containing two elements: the purchase of U.S. Government securities and a simultaneous sale of those securities by means of a future delivery contract at a fixed price for later delivery to a different institution (securities dealer, bank, etc.). During the interval between the actual dates they are bought and sold, the securities will be held by a custodian of the Trust. The transactions are thus self-liquidating and produce a known yield, similar to a repurchase agreement; this yield is comprised of the interest earned on the securities while they are held plus the price differential between the purchase and sale. The sale price may be more or less than the price at which the securities could otherwise be sold on the day delivery is due. These arbitrage transactions may be attractive if market conditions create opportunities for higher yields than on repurchase agreements. It is contrary to the Trust's policies for it to hold a future delivery contract for the sale of securities which it does not own. Established markets are available for future delivery contracts, including financial futures exchanges and the over-the-counter market.

5. Investments Purchased for Forward Delivery. Institutional investors such as the Trust often enter into commitments to take delivery of securities at a future time under specified terms of purchase. Such transactions sometimes appear advantageous because they may provide an opportunity to acquire an investment otherwise unavailable, or with more attractive terms than are currently available or anticipated for the future. Such transactions, however, can involve a risk that the yields available in the market when the delivery takes place may actually be higher than those obtained in the transaction itself, and a risk that the investor's available cash may be less than projected, possibly necessitating a disadvantageous resale of the securities purchased or of other portfolio securities at a loss to the Trust. Securities purchased for forward delivery do not accrue interest until they are delivered. The Trust intends to enter into forward delivery transactions when it deems them advisable, but to reduce its exposure to price instability through changes in interest rates before the transactions are completed, it has a policy that these commitments will only be undertaken in connection with securities having maturities of one year or less.

U.S. Government Securities. As used in the Prospectus and in this Statement of Additional Information, the term "U.S. Government securities" refers to a variety of securities which are issued or guaranteed by the United States Treasury, by various agencies of the United States Government, and by various instrumentalities which have been established or sponsored by the United States Government, and to certain interests in the foregoing types of U.S. Government securities. Except for U.S. Treasury securities, these obligations, even those which are guaranteed by federal agencies or instrumentalities, may or may not be backed by the "full faith and credit" of the United States. In the case of securities not backed by the full faith and credit of the United States, the investor must look principally to the agency issuing or guaranteeing the obligation for ultimate repayment, and may not be able to assert a claim against the United States itself in the event the agency or instrumentality does not meet its commitments.

Treasury securities include Treasury bills, Treasury notes and Treasury bonds. Some of the Government agencies which issue or guarantee securities are the Department of Housing and Urban Development, the Department of Health and Human Services, the Government National Mortgage Association, the Farmers Home Administration, the Department of Transportation, the Department of Energy, the Department of the Interior, the Department of Commerce, the Department of Defense and the Small Business Administration. Other Government agencies and instrumentalities which issue or guarantee securities include the Export-Import Bank, the Federal Farm Credit System, the Federal Home Loan Banks, the Federal National Mortgage Association, the Federal Home Loan Mortgage Corporation and the Student Loan Marketing Association. International development organizations which operate under sponsorship of the U.S. Government and which issue or guarantee securities (although the Trust does not presently intend to hold such securities in its portfolio) include the Inter-American Development Bank, the Asian Development Bank and the International Bank for Reconstruction and Development.

When used herein, the term "U.S. Government securities" includes securities issued or guaranteed by any of the foregoing entities or by any other agency or instrumentality established or sponsored by the United States Government, and participation interests (with unaffiliated persons) in and instruments evidencing deposit or safekeeping for any of the foregoing. Participation interests are pro-rata interests in U.S. Government securities held by others; instruments evidencing deposit or safekeeping are documentary receipts for such original securities held in custody by others.

Maturities. As used in this Statement of Additional Information and in the Prospectus, the term "effective maturity" means either the actual stated maturity of the investment, the time between its scheduled interest rate adjustment dates (for variable rate securities), or the time between its purchase settlement and scheduled future resale settlement pursuant to a resale or optional resale under fixed terms arranged in connection with the purchase, whichever period is shorter. A "stated maturity" means the time scheduled for final repayment of the entire principal amount of the investment under its terms. "Short-term" means a maturity of one year or less, while "long-term" means a longer maturity.


Investment Limitations

The Trust has adopted as fundamental policies the following limitations on its investment activities, which may not be changed without a majority vote of the Trust's shareholders as defined in the Investment Company Act of 1940 (see "Organization of the Trust").

1. Permissible Investments. Subject to the investment policies from time to time adopted by the Trustees, The Trust may purchase U.S. Treasury bills, notes, bonds, or other debt obligations issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities (including international membership development banks and negotiable certificates of deposit the principal amount of which is insured by the Federal Deposit Insurance Corporation or participation interests (with unaffiliated persons) therein, or instruments evidencing deposit or safekeeping of U.S. Government securities (see "Supplemental Investment Policies"); but any of these securities may be subject to repurchase agreements with financial institutions or securities dealers or may be purchased from any person, under terms and arrangements determined by the Trust, for future delivery. Any of these securities may have limited markets and may be purchased with restrictions on transfer imposed by the Government agency or instrumentality involved or for other reasons, to the extent the Trustees permit; however, the Trust may not invest in securities for which there is no readily available market, if at the time of acquisition more than 15% of the Trust's net assets would be invested in such securities.

2. Borrowing and Lending. The Trust may not obtain bank loans, except for extraordinary or emergency purposes. The Trust may enter into reverse repurchase agreements in amounts not exceeding 25% of its total assets (including the proceeds of the reverse repurchase transactions) for purposes of purchasing other securities. The Trust may not obtain loans or enter into reverse repurchase agreements in total amounts exceeding one-third of such total assets for any purpose, including the meeting of cash withdrawal requests or for extraordinary purposes. The Trust may not mortgage, pledge or hypothecate any assets to secure bank loans, except in amounts not exceeding 15% of its net assets taken at cost, and only for extraordinary or emergency purposes. The Trust may loan its portfolio securities in an amount not in excess of one-third of the value of the Trust's gross assets, provided collateral satisfactory to the Trustees is continuously maintained in amounts not less than the value of the securities loaned.

3. Other Activities. The Trust may not act as an underwriter, make short sales (or maintain a short position), or write put or call options or combinations thereof. Nor may the Trust purchase securities on margin (except for customary credit used in transaction clearance), invest in commodities or in real estate, or acquire shares of other investment companies, except that the foregoing prohibition against investment in "commodities" by the Trust does not preclude the use of financial futures contracts to make purchases or sales of U.S. Government securities, provided the transactions would otherwise be permitted under the Trust's investment policies.

The Trust may not knowingly take any investment action which has the effect of eliminating its tax exemption under Sub-Chapter M of the Internal Revenue Code (see "Additional Tax Matters").

Notwithstanding the fundamental policies described above, as a matter of operating policy, in order to comply with certain applicable State restrictions, the Trust will not pledge, mortgage or hypothecate in excess of 10% of its net assets at market value. The Trust has adopted the additional restriction, notwithstanding Paragraph 1 above, that it will not invest more than 10% of its net assets at the time of purchase in illiquid assets and securities for which there is no readily available market (which include fully insured certificates of deposit, unless the Trustees determine they are readily marketable) and in repurchase agreements and matched purchase/sale transactions that cannot be terminated within seven days. Matched purchase/sales generally involve the purchase of liquid securities coupled with a sale for future delivery. Future delivery contracts traded on an organized exchange (such as the Chicago Board of Trade or the International Monetary Market) are considered liquid, while such contracts executed in the over-the-counter market may be illiquid, if a readily available futures market has not developed. Liquidity of a matched purchase/sale transaction requires liquidity of both of its parts; the securities purchased and the future delivery sale contract. The sale contract may be liquid by the existence of a readily available market for it or by a contractual provision permitting delivery at any time within seven days.

The Investment Advisor

       Bankers Finance Advisors, LLC, 1655 Fort Myer
Drive, Arlington, Virginia 22209-3108, is the investment adviser to the Trust and is called the "Advisor" throughout this Statement of Additional Information and the Prospectus. The Advisor is responsible for the investment management of the Trust and is authorized to execute the Trust's portfolio transactions, to select the methods and firms with which such transactions are executed, to oversee the Trust's operations, and otherwise to administer the affairs of the Trust as it deems advisable. In the execution of these responsibilities, the Advisor is subject to the investment policies and limitations of the Trust described in the Prospectus and this Statement of Additional Information, to the terms of the Declaration of Trust and the Trust's By-Laws, and to written directions given from time to time by the Trustees.

The Advisor is a division of Madison Investment Advisors, Inc. ("Madison"), 6411 Mineral Point Road, Madison, Wisconsin. Madison is a registered investment adviser and has numerous advisory clients. Madison was founded in 1973 and has no other business affiliates other than those described in the Prospectus and this Statement of Additional Information.

The Investment Advisory Agreement is subject to annual review and approval by the Trustees, including a majority of those who are not "interested persons," as defined in the Investment
Company Act of 1940. The investment advisory agreement was approved by shareholders for an initial two year term at a special meeting of shareholders held in July 1996.

The Investment Advisory Agreement may be terminated at any time, without penalty, by the Trustees or by the vote of a majority of the outstanding voting securities, or by the Advisor, upon sixty days' written notice to the other party. The Investment Advisory Agreement may not be assigned by the Advisor, and will automatically terminate upon any assignment.

Background of the Advisor. The Advisor was formed in 1996 by Madison for the purpose of providing investment management services to the Mosaic family of mutual funds (then known as the GIT family of mutual funds), including the Trust.
The Advisor purchased the investment management assets of the former adviser to the Trust, Bankers Finance Investment
Management Corp., on July 31, 1996. For periods prior to July 31, 1996, references in this Statement of Additional Information and in the Prospectus to the "Advisor" refer to Bankers Finance Investment Management Corp. The Advisor also serves as the investment adviser to Mosaic Equity Trust, Mosaic Income Trust and Mosaic Tax-Free Trust.

Management.  Frank E. Burgess is President, Treasurer and
Director of Madison and Vice President of the Advisor.
Mr. Burgess owns a majority of the controlling interest of Madison, which, in turn, controls the Advisor. Mr. Burgess is also a Trustee and Vice President of the Trust. Mr. Burgess holds the same positions with Mosaic Equity Trust, Mosaic Income Trust and
Mosaic Tax-Free Trust. Katherine L. Frank is President and Treasurer of the Advisor and Vice President of Madison. Ms. Frank holds the same positions with Mosaic Equity Trust, Mosaic Income Trust and
Mosaic Tax-Free Trust.

Advisory Fee and Expense Limitations. For its services under the Investment Advisory Agreement, the Advisor receives a fee, payable monthly, calculated as 1/2 percent per annum of the average daily net assets of the Trust's portfolio during the month. Such fees do not decrease as net assets increase. The Advisor may waive or reduce such fee during any period. The Advisor may also reduce such fee on a permanent basis, without any requirement for consent by the Trust or its shareholders, under such terms as it may determine, by written notice thereof to the Trust.

The Advisor has agreed to reimburse the Trust for all of its expenses, excluding securities transaction commissions and
expenses, taxes, interest and extra-ordinary and non-recurring expenses, which exceed during any fiscal year one and one-half percent of the Trust's daily average net assets up to $40 million and one percent of the amount, if any, by which such assets
exceed $40 million.       . In addition, the Advisor has agreed, in any
event, to be responsible for the fees and expenses of the Trustees and officers of the Trust who are affiliated with the Advisor, and its various promotional expenses (including the distribution of Prospectuses to potential shareholders). Other than investment management and the related expenses, and the foregoing items, the Advisor is not obligated to provide or pay for any other services to the Trust, although it may elect to do so.

The Investment Advisory Agreement permits sharing of the Advisor's fee with other persons, subject to the prior approval of such arrangements by the Trustees, including a majority of those who are not interested persons of the Trust. Under regulations of the Securities and Exchange Commission such arrangements are permissible in connection with the distribution of investment company shares, if the payments of the shared fee amounts are made out of the investment adviser's own resources. Prior to its implementation the Trustees will approve any arrangement to share the Advisor's fees and will satisfy themselves that such payments are made from the Advisor's own resources. During the fiscal years ending March 31, 1995, 1996 and 1997, the Advisor received advisory fees of $506,333, $410,098 and $273,026, respectively from the Trust.

Organization of the Trust

The Declaration of Trust, dated February 14, 1979, has been filed with the Secretary of State of the Commonwealth of Massachusetts and the Clerk of the City of Boston, Massachusetts. The Prospectus contains general information concerning the Trust's form of organization and its shares (see "The Trust and Its Shares"), including the series of shares currently authorized.

Shares and Classes of Shares. The Trustees may authorize at any time the creation of additional series of shares (the proceeds of which would be invested in separate, independently managed portfolios) and additional classes of shares within any series (which would be used to distinguish among the rights of different categories of shareholders, as might be required by future regulations or other unforeseen circumstances) with such preferences, privileges, limitations, and voting and dividend rights as the Trustees may determine. All consideration received by the Trust for shares of any additional series or class, and all assets in which such consideration is invested, would belong to that series or class (but classes may represent proportionate undivided interests in a series), and would be subject to the liabilities related thereto. The Investment Company Act of 1940 would require the Trust to submit for the approval of the shareholders of any such additional series or class any adoption of an investment advisory contract or any changes in the Trust's fundamental investment policies related to the series or class.

The Trustees may divide or combine the shares into a greater or lesser number of shares without thereby changing the proportionate interests in the Trust. Upon any liquidation of the Trust, the shareholders are entitled to share pro-rata in the liquidation proceeds available for distribution.
Voting Rights. The voting rights of shareholders are not cumulative, so that holders of more than 50 percent of the shares voting can, if they choose, elect all Trustees being selected, while the holders of the remaining shares would be unable to elect any Trustees. As of June 27, 1997, no person was known to the Trust to own beneficially or of record 5% or more of its shares.

Because there is not a requirement for annual elections of Trustees, the Trust does not anticipate having regular annual shareholder meetings. Shareholder meetings will be called as necessary to consider questions requiring a shareholder vote. The selection of the Trust's independent auditors will be submitted to a vote of ratification by the shareholders at any annual meetings held by the Trust. Any change in the Declaration of Trust, in the Investment Advisory Agreement (except for reductions of the Advisor's fee) or in the fundamental investment limitations of the Trust must be approved by a majority of the shareholders before it can become effective.
A "majority" is constituted by either 50 percent of all shares of the Trust or 67 percent of the shares voted at an annual meeting or special meeting of shareholders at which at least 50 percent of the shares are present or represented by proxy.

The Declaration of Trust provides that two-thirds of the holders of record of the Trust's shares may remove a Trustee from office by votes cast in person or by proxy at a meeting called for the purpose. A Trustee may also be removed from office provided two-thirds of the holders of record of the Trust's shares file declarations in writing with the Trust's Custodian.

Shareholder Liability. Under Massachusetts law, the shareholders of an entity such as the Trust may, under certain circumstances, be held personally liable for its obligations. The Declaration of Trust contains an express disclaimer of shareholder liability for acts or obligations of the Trust and requires that notice of such disclaimer be given in each agreement, obligation or instrument, entered into or executed by the Trust or the Trustees. The Declaration of Trust provides for indemnification out of the Trust property of any shareholder held personally liable for the obligations of the Trust. The Declaration of Trust also provides that the Trust shall, upon request, assume the defense of any claim made against any shareholder for any act or obligation of the Trust and satisfy any judgment thereof. The risk of a shareholder incurring financial loss on account of status as a shareholder is limited to circumstances in which the Trust itself would be unable to meet its obligations.

Liability of Trustees and Others. The Declaration of Trust provides that the officers and Trustees of the Trust will not be liable for any neglect, wrongdoing, errors of judgment, or mistakes of fact or law, except that they shall not be protected from liability arising out of willful misfeasance, bad faith, gross negligence, or reckless disregard of their duties to the Trust. Similar protection is provided to the Advisor under the terms of the Investment Advisory Agreement and the Services Agreement. In addition, protection from personal liability for the obligations of the Trust itself, similar to that provided to shareholders, is provided to all Trustees, officers, employees and agents of the Trust.


Trustees and Officers

       Trustees and executive officers of the
Trust and their principal occupations during the past five years are shown below:

Frank E. Burgess*
6411 Mineral Point Road, Madison, WI  53705
Trustee and Vice President

Founder, President and Director of Madison Investment Advisors, Inc., He is a member of the State Bar of Wisconsin. b. 8/4/42.

James R. Imhoff, Jr.***
429 Gammon Place, Madison, WI  53719
Trustee

Chairman and CEO of First Weber Group, Inc. of Madison, WI, a residential real estate company; Chairman of the Wisconsin Real Estate Board of the Department of Regulation and Licensing; Director to the University of Wisconsin School of Business, Center for Urban Land Economics Research; Director of the Park Bank, Wisconsin; formerly President of the Wisconsin Realtors Association and the Greater Madison Board of Realtors and Director of the National Association of Realtors. An alumnus of the Marquette University School of Business. b. 5/20/44.

Lorence D. Wheeler***
P.O. Box 431, Madison, WI  53701
Trustee

President of Credit Union Benefits Services, Inc., a provider of retirement plans and related services for credit union employees nationwide. Previously a shareholder of the law firm of Bell, Metzner & Gierart, SC. Mr. Wheeler received his law degree from the University of Wisconsin.
b. 1/31/38.

Katherine L. Frank
6411 Mineral Point Road, Madison, WI  53705
President

President of Mosaic Funds, Vice President of Madison Investment Advisors, Inc. A graduate of Macalester College, St. Paul, Minnesota.

Julia M. Nelson
1655 Fort Myer Drive, Arlington, VA 22209-3108
Vice President

Vice President of Mosaic Funds.

Jay R. Sekelsky
6411 Mineral Point Road, Madison, WI  53705
Vice President

Vice President of Mosaic Funds and of
Madison Investment Advisors, Inc. Formerly Vice President of Wellington Management Group of Boston, MA.
Mr. Sekelsky holds a BBA in Accounting and an MBA in Finance from the University of Wisconsin.

Christopher C. Berberet
6411 Mineral Point Road, Madison, WI  53705
Vice President

Vice President of Mosaic Funds and of
Madison Investment Advisors, Inc.  Formerly the
Director of Fixed Income Management for the
ELCA Board of Pensions, Minneapolis, MN. A graduate of the University of Wisconsin.

W. Richard Mason
1655 Ft. Myer Drive, Arlington, VA  22209
Secretary

Secretary of Mosaic Funds, GIT Investment
Services, Inc., Presidential Savings Bank, FSB and
Presidential Service Corporation.  Formerly Assistant
General Counsel for the Investment Company
Institute. Mr. Mason holds a BS in Foreign Service from Georgetown University and received his law degree from The George Washington University. He is a member of the District of Columbia and Texas bars.


*Trustee deemed to be an "interested person" of the Trust as the term is defined in the Investment Company Act of 1940. Only those persons named in the table of Trustees and officers who are not interested persons of the Trust are eligible to be compensated by the Trust. The compensation of each non-interested
Trustee who may be compensated by the
Trust has been fixed at $6,000 per year, to be pro-rated according to the number of regularly scheduled meetings each year. Four Trustees' meetings are currently scheduled to take place each year. In addition to such compensation, those Trustees who may be compensated by the Trust shall be reimbursed for any out-of-pocket expenses incurred by them in connection with the affairs of the Trust. Mr. Kleppe will receive annual compensation from the Trust and from the other investment companies managed by the Advisor or Madison (see "the Investment Advisor") totalling $15,000. Mr. Imhoff and Mr. Wheeler will receive annual compensation from the Trust and from other investment companies managed by the Advisor or Madison totalling $18,000 though June 13, 1997, and thereafter will be compensated in the same amount as Mr. Kleppe.

During the last fiscal year of the Trust, the Trustees were compensated as follows:

                                                       Total
                                Pension or             Compensation
                                Retirement             from
                     Aggregate  Benefits   Estimated   Portfolios
                     Compensa-  Accrued as Annual      and Fund
                     tion       part of    Benefits    Complex
                     from       Portfolios Upon        Paid to
                     Portfolios Expense    Retirement  Trustees(a)
Frank E. Burgess          0          0         0              0
Thomas S. Kleppe        6,000        0         0         15,000
James R. Imhoff, Jr.(b) 6,000        0         0         18,000
Lorence D. Wheeler(b)   6,000        0         0         18,000

(a) Complex is comprised of 4 trusts with a total of 14 funds and/or series. Prior to June 13, 1997, the complex was comprised of 4 trusts and 3 corporations with a total of 16 funds and/or series.

(b) Messrs. Imhoff and Wheeler's expected annual compensation is decribed above.

*** Member of the Audit Committee of the Trust. The Audit Committee is responsible for reviewing the results of each audit of the Trust by its independent auditors and for recommending the selection of independent auditors for the coming year.

Under the Declaration of Trust, the Trustees are entitled to be indemnified by the Trust to the fullest extent permitted by law against all liabilities and expenses reasonably incurred by them in connection with any claim, suit or judgment or other liability or obligation of any kind in which they become involved by virtue of their service as Trustees of the Trust, except liabilities incurred by reason of their willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of their office. As of June 30, 1997, the then acting Trustees and officers of the Trust directly or indirectly owned as a group
5% of the outstanding shares of the Trust.

Administrative and Other Expenses

Except for certain expenses assumed by the Advisor (see "The Investment Advisor"), the Trust is responsible for payment from its assets of all of its expenses. These expenses can include any of the business or other expenses of organizing, maintaining and operating the Trust. Certain expense items which may represent significant costs to the Trust include the payment of the Advisor's fee; the expense of shareholder accounting, customer services, and calculation of net asset value; the fees of the Custodian, of the Trust's independent accountants, and of legal counsel to the Trust; the expense of registering the Trust and its shares, of printing and distributing prospectuses and periodic financial reports to current shareholders, and of trade association membership; the expense of preparing shareholder reports, proxy materials and of holding shareholder meetings of the Trust. The Trust is also responsible for any extraordinary or non-recurring expenses it may incur.

Services Agreement. The Trust does not have any officers or employees who are paid directly by the Trust. The Trust has entered into a Services Agreement with the Advisor for the provision of operational and other services required by the Trust. Such services may include the functions of shareholder servicing agent and transfer agent, bookkeeping and portfolio accounting services, the handling of telephone inquiries, cash withdrawals and other customer service functions including monitoring wire transfers, and providing to the Trust appropriate supplies, equipment and ancillary services necessary to the conduct of its affairs. The Trust is registered with the Securities and Exchange Commission as the transfer agent for its shares and acts as its own dividend-paying agent; while transfer agent personnel and facilities are included among those provided to the Trust under the Services Agreement, the Trust itself is solely responsible for its transfer agent and dividend payment functions and for the supervision of those functions by its officers.

All such services provided to the Trust by the Advisor are rendered for a flat percentage fee reviewed and approved at least annually by the Trustees. Such fee is expected to approximate the cost of providing such services. The term "cost" includes both direct expenditures and the related overhead costs, such as depreciation, employee supervision, rent and the like; reimbursements to the Advisor pursuant to the Services Agreement are in addition to and independent of payments made pursuant to the Investment Advisory Agreement. The Advisor provides such services to Mosaic Equity Trust, Mosaic Income Trust, and
Mosaic Tax-Free Trust. The Trust will also pay certain direct expenses (including custody, brokerage, bluesky, legal and audit.) To the extent that costs must be allocated between the Trust and other activities of the Advisor, such allocations may be made on the basis of reasonable approximations calculated by the Advisor and periodically reviewed by the Trustees.

Distribution Agreement. GIT Investment Services, Inc. acts as the Trust's Distributor pursuant to a Distribution Agreement, dated February 11, 1983, without compensation under such Agreement. This Agreement has an initial term of two years and may thereafter continue in effect only if approved annually by the Trustees, including a majority of those who are not "interested persons," as defined in the Investment Company Act of 1940. The Agreement provides for distribution of the Trust's shares without a sales charge to the investor. The Distributor may act as the Trust's agent for any sales of its shares, but the Trust may also sell its shares directly to any person. The Distributor makes the Trust's shares continuously available to the general public in those States where it has qualified to do so, but has assumed no obligation to purchase any of the Trust's shares. The Distributor is wholly owned by A. Bruce Cleveland, its President.

Portfolio Transactions

Decisions as to the purchase and sale of securities, and decisions as to the execution of these transactions, including selection of market, broker or dealer and the negotiation of commissions are to be made by the Advisor, subject to review by the officers and Trustees.

In general, in the purchase and sale of portfolio securities the Trust seeks to obtain prompt and reliable execution of orders at the most favorable prices or yields. In determining the best price and execution, the Advisor may take into account a dealer's operational and financial capabilities, the type of transaction involved, the dealer's general relationship with the Advisor, and any statistical, research or other services provided by the dealer to the Advisor. To the extent such non-price factors are taken into account the execution price paid may be increased, but only in reasonable relation to the benefit of such non-price factors to the Trust as determined in good faith by the Advisor. Brokers or dealers who execute portfolio transactions for the Trust may also sell its shares; however, any such sales will not be either a qualifying or disqualifying factor in the selection of brokers or dealers. During its three most recent fiscal years, the Trust did not pay any brokerage commissions.

The Trust expects that most portfolio transactions will be made directly with a dealer acting as a principal thus, not involving the payment of commissions; however, any purchases from an underwriter or selling group could involve payments of fees and concessions to the underwriting or selling group. The Trust also reserves the right to purchase portfolio securities through an affiliated broker, when deemed in the Trust's best interests by the Advisor, provided that: (1) the transaction is in the ordinary course of the broker's business; (2) the transaction does not involve a purchase from another broker or dealer; (3) compensation to the broker in connection with the transaction is not in excess of one percent of the cost of the securities purchased; and (4) the terms to the Trust for purchasing the securities, including the cost of any commissions, are not less favorable to the Trust than terms concurrently available from other sources. Any compensation paid in connection with such a purchase will be in addition to fees payable to the Advisor under the Investment Advisory Agreement. The Trust does not anticipate that any such purchases through affiliates will represent a significant portion of its total activity; no such transactions took place during the Trust's three most recent fiscal years.

Although the Trust intends normally to hold its investments to maturity, the short maturities of these investments are expected to result in a relatively high rate of portfolio turnover. The actual turnover rate will not be a limiting factor in the Trust's decisions as to purchases and sales of portfolio securities. Reference should be made to the Prospectus for actual rates of portfolio turnover (see "Financial Highlights").

Shareholder Transactions

The Prospectus describes the basic procedures for investing in the Trust (see "How to Purchase Shares and How to Redeem Shares"). The following information concerning other investment procedures is presented to supplement the information contained in the Prospectus.

Shareholder Service Policies. The Trust's policies concerning shareholder services are subject to change from time to time.

Minimum Initial Investment and Minimum Balanced. The
Trust reserves the right to change the minimum account size below which an account is subject to a monthly service charge or to involuntary closing by the Trust. The Trust may also institute a minimum amount for subsequent investments, by 30 days' written notice to its shareholders.

Special Service Charges. The Trust further reserves the right, after 30 days' written notice to shareholders, to impose special service charges for services that are not regularly afforded to shareholders; such service charges may include fees for stop payment orders and returned checks. The Trust's standard service charges are also subject to adjustment from time to time.

Share certificates will not be issued.

Subaccounting Services. The Trust offers subaccounting services to institutions. The Trustees reserve the right to determine from time to time guidelines to govern the level of subaccounting service that can be provided institutions in differing circumstances. Normally, the Trust's minimum initial investment to open an account will not apply to subaccounts; however, the Trust reserves the right to impose the same minimum initial investment requirement that would apply to regular accounts, if it deems that the cost of carrying a particular subaccount or group of subaccounts is otherwise likely to be excessive. The Trust may provide and charge for subaccounting services which it determines exceed those services which can be provided without charge; the availability and cost of such additional services will be determined in each case by negotiation between the Trust and the parties requesting the additional services. The Trust is not currently aware of any such services for which a charge will be imposed.

Crediting of Investments. The Trust reserves the right to reject any investment for any reason and may at any time suspend all new investment in the Trust. The Trust may also, at its discretion or at the instance of the Advisor, decline funds wired for credit until such funds are actually received by the Trust. Under present federal regulatory guidelines, the Advisor may be responsible for any losses resulting from changes in the Trust's net asset values which are a result of failure to receive funds from an investor to whom recognition for investment was given in advance of receipt of payment.

If shares are purchased to be paid for by wire and the wire is not received or if shares are purchased by check which, after deposit, is returned unpaid or proves uncollectible, the share purchase may be canceled immediately or the purchased shares may be immediately redeemed. The investor who gave notice of the intended wire or submitted the check will be held fully responsible for any losses so incurred by the Trust, the Advisor or the Distributor.

As a condition of the Trust's public offering
(which the investor will be deemed to have agreed by submitting an order for the purchase of the Trust's shares) the Distributor shall have the investor's power of attorney coupled with an interest, authorizing the Distributor to redeem sufficient shares from any fund of the investor for which it acts as a principal underwriter or distributor, or to liquidate sufficient other assets held in any brokerage account of the investor with the Distributor, and to apply the proceeds thereof to the payment of any amounts due to the Trust from the investor arising from any such losses. Any such redemptions or liquidations will be limited to the amount of the actual loss incurred by the Trust at the time the share purchase is canceled and will be preceded by notice to the investor and an opportunity for the investor to make restitution of the amount of the loss. The Trust will retain any profits resulting from such cancellations or redemptions and, if the purchase payment was by a check actually received, will absorb any such losses unless they prove recoverable.

Checks. Checks drawn on foreign banks will not be considered received in federal funds until the Trust has actual receipt of payment in immediately available U.S. dollars after submission of the check for collection; collection of such checks through the international banking system may require 30 days or more.

Wire. Funds received by wire are normally converted into shares in the Trust at the net asset value next determined.

Purchase Orders from Brokers. An order to purchase shares which is received by the Trust from a securities broker will be considered received in proper form for the net asset value per share determined as of the close of business of the New York Stock Exchange on the day of the order, provided the broker received the order from its customer prior to that time and transmitted it to the Trust prior to 4 p.m. EST.

Those who invest through a securities broker may be charged a commission for the handling of the transaction, if the broker so elects; however, any investor is free to deal directly with the Trust in any transaction.

Redemptions

The value of shares redeemed to meet withdrawal requests will be determined according to the share net asset value next calculated after the request has been received in proper form. (See "Determination of Net Asset Value.") Thus, any such request received in proper form prior to 4 p.m. Washington, DC time on a business day will reflect the net asset value calculated at that time; later withdrawal requests will be processed to reflect the share net asset value figure calculated on the next day the calculation is made. Net asset value is calculated each day the New York Stock Exchange is open for trading.

Net asset value determinations will apply as of the day the redemption order is submitted in proper form. A withdrawal request may not be deemed to be in proper form unless a signed account application has been properly submitted to the Trust by the investor or such an application is submitted with the withdrawal request.

A shareholder draft check drawn against an account will not be considered in proper form unless sufficient collected funds (as described above) are available in the account on the day the check is presented for payment.

The "day of withdrawal" for share redemptions refers to the day on which corresponding funds are paid out by the Trust, whether by wire transfer, exchange between accounts, official check prepared, or debit of the investor's account to cover shareholder checks presented for payment.

Shareholders should be aware that it is possible, should the share net asset value of the Trust fall, that amounts available for withdrawal could be less than the amount originally invested. All withdrawals will be effected by the redemption of the appropriate number of whole and fractional shares having a net asset value equal to the amount withdrawn.

The Trust will use its best efforts to handle withdrawals within the times previously given. It may, however, for any reason postpone payment for shares in the Trust for any period up to seven days. The Trust's sole responsibility with regard to withdrawals shall be to process, within the aforementioned time period, redemption requests in proper form. Neither the Trust, its affiliates, nor the Custodian can accept responsibility for any act or event which has the effect of delaying or preventing timely transfers of payment to or from shareholders. By law, payment for shares in the Trust may be suspended or delayed for more than seven days only during a period when the New York Stock Exchange is closed, other than customary weekend and holiday closings; when trading on such Exchange is restricted, as determined by the Securities and Exchange Commission; or during any period when the Securities and Exchange Commission has by order permitted such suspension.

Unless the shareholder's current address is on file with the Trust on the original account application or by subsequent written notice signed by the authorized signers on the account, the Trust may require signed written instructions to process withdrawals and account closings. In response to verbal requests, however, withdrawal proceeds will normally be mailed to the investor at the address shown on the Trust's records, provided an original signed Application has been received.

When an account is closed, the Trust reserves the right to make payment by check of any final dividends declared to the date of redemption to close the account, but not yet paid, on the same day such dividends are paid to other shareholders, rather than at the time the account is closed.

Inter-Fund Exchange. Funds exchanged between investor accounts will earn its final days dividend on the day of exchange.

Same-day exchanges can only be made in
circumstances that would permit same-day wire withdrawals from the account being debited. All exchanges will be effected at the net asset values per share of the respective accounts next determined after the exchange request is received in proper form. If an exchange is to be made between investor accounts that are not held in the same name and tax identification number or do not have the same mailing address or signatories, the Trust may require any transfer between them to be made by making a withdrawal from one account and a corresponding investment in the other, using the same procedures that would apply to any other withdrawal or investment.

The Trust reserves the right, when it deems such action necessary to protect the interests of its shareholders, to refuse to honor withdrawal requests made by anyone or anyone purporting to act with the authority of another person or on behalf of a corporation or other legal entity whose identity has not been established to the Trust's satisfaction. Each such individual must provide a corporate resolution or other appropriate evidence of his authority or identity satisfactory to the Trust. The Trust reserves the right to refuse any third party redemption requests.

If, in the opinion of the Trustees, extraordinary conditions exist which make cash payments undesirable, payments for any shares redeemed may be made in whole or in part in securities and other property of the Trust. The Trust has elected, however, pursuant to rules of the Securities and Exchange Commission, to permit any shareholder of record to make redemptions wholly in cash to the extent the shareholder's redemptions in any 90-day period do not exceed the lesser of 1% of the aggregate net assets of the Trust or $250,000. Any property of the Trust distributed to shareholders will be valued at its net asset value. In disposing of any such property received from the Trust, an investor might incur commission costs or other transaction costs; there is no assurance that an investor attempting to dispose of any such property would actually receive the full net asset value for it. Except as described herein, however, the Trust intends to pay for all share redemptions in cash.


Retirement Plans

General information on retirement plans offered by the Trust is provided in the Prospectus (see "How to Redeem Shares"). Additional information concerning these retirement plans is provided below.

IRAs. The minimum initial contribution for an IRA plan with the Trust is $500. Spousal IRAs are accepted by creating two accounts, one for each spouse. For IRAs opened in connection with a payroll deduction or SEP plan, the Trust may waive the initial investment minimum on a case-by-case basis.

The Trust's annual account maintenance fee is deducted from the account at the end of each year or at the time of the account's closing unless prepaid by the shareholder.

Other Retirement Plans or Retirement Plan Accounts. The Trust does not intend to impose any monthly minimum balance charge with respect to retirement plan accounts. The Trust offers prototype Keogh, SIMPLE, 401(k) and 403(b) retirement plans. The
Trust may waive the initial investment minimum for prototype or other retirement plan accounts on a case by case basis.

Declaration of Dividends

Substantially all of the Trust's accumulated net income is declared as dividends each business day. Calculation of accumulated net income for the Trust's portfolio is made just prior to calculation of the portfolio's net asset value (see "Determination of Net Asset Value"). The amount of such net income reflects the interest income (plus any discount earned less premium amortized), less expenses accrued through the day of calculation, to the extent not previously reflected in declared dividends.

In order to facilitate its objective of stabilizing the price of its shares at $1.00, the Trust intends normally to reflect any portfolio realized gains and losses and unrealized appreciation and depreciation, to the extent the Trust deems the amounts material, in daily dividends, rather than in share prices.

Dividends are payable to shareholders of record at the time they are determined. Dividends are paid in the form of additional shares credited to the respective investor account at the end of each calendar month (or normally when the account is closed, if sooner), unless the shareholder makes a written election to receive dividends in cash.

Notice of payment of dividends will be mailed to each shareholder quarterly; for tax purposes each shareholder will also receive an annual summary of dividends paid by the Trust and the extent, if any, to which they constitute capital gains dividends (see
"Additional Tax Matters"). Any investor purchasing shares in an account of the Trust as of a particular net asset value determination on a given day will be considered a shareholder of record for the corresponding dividend declaration made the next day; and an investor withdrawing as of such determination will be considered a shareholder of record with respect to the shares withdrawn. A "business day" is any day the New York Stock Exchange is open for trading.

Net realized capital gains, if any, will be distributed to shareholders at least annually as capital gains dividends.

Determination of Net Asset Value

The net asset value of the Trust is calculated each day the New
York Stock Exchange is open for trading. The net asset value is not calculated on New Year's Day, the observance of Washington's Birthday (President's Day), Good Friday, the observance of Memorial Day, Independence Day, Labor Day, Thanksgiving Day, Christmas Day and other days the New York Stock Exchange is closed for trading. The net asset value calculation is made as of a specific time of day, as described in the Prospectus.

The net asset value per share is determined by adding the value of all its securities and other assets, subtracting its liabilities and dividing the result by the total number of outstanding shares. These calculations are performed by the Trust and for its account, pursuant to the Services Agreement (see "Administrative and Other Expenses"). The Trust does not charge a "sales load", and accordingly its shares are both offered and redeemed at net asset value.

The Trust's securities are valued at their amortized cost, pursuant to regulations of the Securities and Exchange Commission ("SEC") intended to permit the price of the Trust's shares to be stabilized at $1.00. These regulations require the Trust to limit its investments to securities that the Trustees determine represent minimal credit risks, to limit its maturities to those appropriate to its objective of maintaining a stable share price, and in any event to the maturity restrictions provided in the Trust's investment policies described in the Prospectus.
These regulations also require the Trust to periodically compute the market values of its portfolio securities. If for any reason, including a change in market interest rates, the market value computation differs by more than 1/2 of 1 percent from the $1.00 per share price, the Trustees are required to meet and consider steps to restore the market price to $1.00 per share. Such steps could include adjusting dividends, selling portfolio securities before maturity to realize capital gains or losses, shortening the portfolio's maturity, or redeeming shares in kind. Such steps could result in dilution of shareholders' interests.

In determining market values for this purpose, the Trustees may authorize reliance upon an independent pricing service or other valuation technique, which may price securities with reference to market transactions in comparable securities and to historical relationships among the prices of comparable securities; such prices may also reflect an allowance for the impact upon prices of the larger transactions typical of trading by institutions.

Should the SEC change its rules governing the "amortized cost" valuation method, the Trust reserves the right to use the "penny rounding" method of valuation pursuant to the terms of the Trust's exemptive order issued by the SEC.

Additional Tax Matters

Federal Income Tax. To qualify as a "regulated investment company" and avoid Trust-level federal income tax under the Internal Revenue Code (the "Code"), the Trust must, among other things, distribute 100% of its net income and net capital gains in the fiscal year in which it is earned.
The Code also requires the distribution of at least 98% of undistributed net income for the calendar year and capital gains determined as of October 31 each year before the calendar year-end in order to avoid a 4% excise tax. The Trust intends to distribute all taxable income to the extent it is realized to avoid imposition of federal excise taxes.

To qualify as a regulated investment company under the Code, the Trust must also derive at least 90% of its gross income from dividends, interest, gains from the sale or disposition of securities, and certain other types of income, and derive less than 30% of its gross income from the sale or disposition of securities held for less than three months. Should it fail to qualify as a "regulated investment company" under the Code, the Trust would be taxed as a corporation with no allowable deduction for the distribution of dividends.

Shareholders of the Trust, however, will be subject to federal income tax on any ordinary net income and net capital gains realized by the Trust and distributed to shareholders as regular or capital gains dividends, whether distributed in cash or in the form of additional shares. Generally, dividends declared by the Trust during October, November or December of any calendar year and paid to shareholders before February 1 of the following year will be treated for tax purposes as received in the year the dividend was declared. No portion of the dividends paid by the Trust to its shareholders is expected to be subject to the dividends received deduction for corporations (70% of dividends received).

Shareholders who fail to comply with the interest and dividends "back-up" withholding provisions of the Code (by filing Form W-9 or its equivalent, when required) or who have been determined by the Internal Revenue Service to have failed to properly report dividend or interest income may be subject to a 31% withholding requirement on transactions with the Trust.

For tax purposes, the Trust will send shareholders an annual notice of dividends paid during the prior year. Investors are advised to retain all statements received from the Trust to maintain accurate records of their investment. Shareholders of the Trust will be subject to federal income tax on the net capital gains, if any, realized by each portfolio and distributed to shareholders as capital gains dividends.

The Trust reserves the right to involuntarily redeem any of its shares if, in its judgment, ownership of the Trust's shares has or may become concentrated as to make the Trust a personal holding company under the Code.

Yield Calculations

For advertising and certain other purposes, the Trust's yield is calculated according to a standard formula prescribed by the Securities and Exchange Commission. The yield is calculated by dividing the net income (including the benefit of any expenses waived or reimbursed by the Advisor) earned on one share during a given seven-day period, exclusive of any capital changes, by the initial value of that share (normally $1.00), and expressing the result (called the "base period return") as an annualized percentage. The base period return is annualized by multiplying it by 365 and dividing the product by seven.

The Trust's "effective yield" is calculated in a similar manner, except that the net income earned during a seven-day period is assumed to be reinvested at the same rate over a full year, thereby generating additional earnings from compounding. The effective yield is computed by adding one to the base period return, raising the result to the power equal to 365 divided by seven, and subtracting one from the result, which is then expressed as a percentage.

The Trust's standardized yield for the seven-day period ending
June 26, 1997 was 4.66% and its annual effective yield for the same period was 4.76%.

Performance Comparisons. From time to time, in advertisements or in reports to shareholders and others, the Trust may compare the performance of its portfolio to that of recognized market indices or may cite the ranking or performance of its portfolio as
reported in recognized national periodicals, financial
newsletters, reference publications, radio and television news broadcasts, or by independent performance measurement firms.

The Trust may also compare the performance of its portfolios to that of other funds managed by the same Advisor. It may compare its performance to that of other types of investments, substantiated by representative indices and statistics for those investments.

Market indices which may be used include those compiled by major securities firms, such as Solomon Brothers, Shearson Lehman Hutton, the First Boston Corporation, and Merrill Lynch; other indices compiled by securities rating or valuation services, such as Ryan Financial Corporation and Standard and Poor's Corporation, may also be used. Periodicals which report market averages and indices, performance information, and/or rankings may include: The Wall Street Journal, Investors Daily, The New York Times, The Washington Post, Barron's, Financial World Magazine, Forbes Magazine, Money Magazine, Kiplinger's Personal Finance, and the Bank Rate Monitor. Independent performance measurement firms include Lipper Analytical Services, Inc., Frank Russel Company, SCI and CDA Investment Technologies.

In addition, a variety of newsletters and reference publications provide information on the performance of mutual funds, such as the Donoghue's Money Fund Report, No-Load Fund Investor, Wiesenberger Investment Companies Service, the Mutual Fund Source Book, the Mutual Fund Directory, the Switch Fund Advisory, Mutual Fund Investing, the Mutual Fund Observer, Morningstar, and the Bond Fund Survey. Financial news is broadcast by the Financial News Network, Cable News Network, Public Broadcasting System, and the three major television networks, NBC, CBS and ABC, as well as by numerous independent radio and television stations.

When the Trust uses Lipper Analytical Services, Inc. in making performance comparisons in advertisements or in reports to shareholders or others, the performance of the Trust will be compared to mutual funds categorized as "U.S. Government Money Market Funds". If this category should be changed by Lipper Analytical Services, Inc., comparisons will be made thereafter based on the revised category.

Average Maturities. The Trust also calculates average maturity information for its portfolio. The "average maturity" of the portfolio on any day is determined by multiplying the number of days then remaining to the effective maturity (see "Supplemental Investment Policies") of each investment in the portfolio by the value of that investment, summing the results of these calculations, and dividing the total by the aggregate value of the portfolio that day. Thus, the average maturity represents a dollar-weighted average of the effective maturities of the portfolio investments. The "mean average maturity" of the portfolio over some period, such as seven days, a month or a year, represents the arithmatic mean (i.e., simple average) of the daily average maturity figures for the portfolio during the respective period.

It should be noted that the Trust's yield is not fixed. In fact the yield tends to fluctuate daily and so annualized rates of return should not be considered representations of what an investment may earn in any future period. Actual dividends will tend to reflect changes in money market interest rates, and will also depend upon the level of the Trust's expenses, any realized or unrealized investment gains and losses, and the relative results of the Trust's investment policies. Thus, at any point in time future yields may be either higher or lower than past yields and there is no assurance that any historical yield level will continue.


Custodians and Special Custodians

Star Bank, N.A., 425 Walnut Steet, Cincinnati, OH 45202, is Custodian for the cash and securities of the Trust. The Custodian maintains custody of the Trust's cash and securities, handles its securities settlements and performs transaction processing for cash receipts and disbursements in connection with the purchase and sale of the Trust's shares.

From time to time, the Trust may appoint as Special Custodians, certain banks, trust companies, and firms which are members of the New York Stock Exchange and trade for their own account in the types of securities purchased by the Trust. Such Special Custodians will be used by the Trust only for the purpose of providing custody and safekeeping services of relatively short duration for designated types of securities which, in the opinion of the Trustees or of the Advisor, would most suitably be held by such Special Custodians rather than by the Custodian. In the event any such Special Custodian is used, it shall serve the Trust only in accordance with a written agreement with the Trust meeting the requirements of the Securities and Exchange Commission for custodians and approved and reviewed at least annually by the Trustees, and, if a securities dealer, only if it delivers to the Custodian its receipt for the safekeeping of each lot of securities involved prior to payment by the Trust for such securities.

The Trust may also maintain deposit accounts for the handling of cash balances of relatively short duration with various banks, as the Trustees or officers of the Trust deem appropriate, to the extent permitted by the Investment Company Act of 1940.

Legal Matters and Independent Auditors


DeWitt Ross & Stevens, LC, 8000 Excelsior Drive, Madison, WI 53717-1914, serves as legal counsel to the Trust and Sullivan & Worcester, LLP, 1025 Connecticut Avenue, NW, Washington, DC, 20036, serves as review counsel to the Trust's independent Trustees.

Ernst & Young LLP, 1225 Connecticut Avenue, NW, Washington, DC
20036, serves as independent auditors to the Trust.

From time to time the Trust may be or become involved in litigation in the ordinary conduct of its business. Material items of litigation having consequences of possible or unspecified damages, if any, are disclosed in the notes to the Trust's financial statements (see "Financial Statements and Report of Independent Auditors").


Additional Information

The Trust issues semi-annual and annual reports to its shareholders and may issue other reports, such as quarterly reports, as it deems appropriate; the annual reports are audited by the Trust's independent auditors. Statements contained in this Statement of Additional Information and in the Prospectus as to the contents of contracts and other documents are not necessarily complete. Investors should refer to the documents themselves for definitive information as to their detailed provisions. The Trust will supply copies of its Declaration of Trust and By-Laws to interested persons upon request.

The Trust and shares in the Trust have been registered with the Securities and Exchange Commission in Washington, DC, by the filing of a Registration Statement. The Registration Statement contains certain information not included in the Prospectus or not included in this Statement of Additional Information and is available for public inspection and copying at the offices of such Commission.


Financial Statements and Report of Independent Auditors

Audited Financial Statements for the Trust, together with the Report of Ernst & Young LLP, Independent Auditors for the fiscal year ended March 31, 1997, appear in the Trust's Annual Report to shareholders for the fiscal year ended March 31, 1997, which is incorporated herein by reference. Excluded from such incorporation by reference is the Trust's letter to shareholders appearing in such Report. Such Report has been filed with the Securities and Exchange Commission. Copies of such Report are available upon request at no charge by writing or calling the Trust at the address and telephone number shown on the cover page above.

Part C
July 31, 1997
Mosaic Government Money Market
Cross Reference Sheet                               Page 1
Pursuant to Rule 495(a)

24(a) Financial Statements

Included in Part A:  Financial Highlights

Included in Part B:  Filed with the Securities and Exchange
Commission pursuant to Section 30 of the Investment Company
Act of 1940 on June 3, 1997, and incorporated herein by reference is the Trust's Annual Report to Shareholders for the fiscal year ended March 31, 1997.

Included in such Annual Report to Shareholders are: Statement of Assets and Liabilities, Statement of Operations, Statement of Changes in Net Assets, Financial Highlights, Portfolio of Investments, Notes to Financial Statements and Report of Ernst & Young LLP, Independent Auditors.

Included in Part C:  Consent of Independent Auditors

24(b) Exhibits

Exhibit No.    Description of Exhibit

      1        Declaration of Trust*
      2        By-Laws*
      3        Not Applicable
      4        Not Applicable
      5        Investment Advisory Agreement*
      6        Distribution Agreement*
      7        Not Applicable
      8        Custodian Agreement with Fee Schedule*
      9        Services Agreement*
     10        Consent of Counsel*
     11        Consent of Independent Auditors (Filed Herewith)
     12        Not Applicable
     13        Not Applicable
     14        Prototype Retirement Plan*
     15        Not Applicable
     16        Computation of Performance Data (Filed Herewith)
     17        Financial Data Schedules (Filed Herewith)
     18        Not Applicable

* Previously filed by the Trust.

25.  Persons Controlled by or Under Common Control with Registrant.

None

26.  Number of Holders of Securities.

The number of holders of record of securities of the Registrant as of July 24, 1997 is as follows:

Title of Class              Number of Holders of Record

Shares of Beneficial Interest           3,006

27.	Indemnification

Previously Filed

28.	Business and Other Connections of Investment Advisor effective
July 31, 1997.

     Name           Position with     Other Business
                       Advisor

Frank E. Burgess    Director       President and Director of
                                   Madison Investment Advisors,
                                   Inc., 6411 Mineral Point
                                   Road, Madison, WI  53705

Katherine L. Frank  President      Vice President of Madison
                                   Investment Advisors, Inc.
                                   6411 Mineral Point
                                   Road, Madison, WI  53705

Julia M. Nelson    Vice President  None


Jay R. Sekelsky     Vice President Vice President of Madison
                                   Investment Advisors, Inc.
                                   6411 Mineral Point
                                   Road, Madison, WI  53705

Chris Berberet      Vice President Vice President of Madison
                                   Investment Advisors, Inc.
                                   6411 Mineral Point
                                   Road, Madison, WI  53705

W. Richard Mason    Secretary      Secretary of Presidential
                                   Savings Bank, FSB and
                                   Presidential Service
                                   Corporation, 4600 East-West
                                   Highway, Bethesda, MD
                                   20814; Secretary of GIT
                                   Investment Services, Inc.
                                   of the same
                                   address as the Trust.

29.	Principal Underwriters

(a) GIT Investment Services, Inc., the principal underwriter of the Trust, also acts as principal underwriter to Mosaic Equity
Trust, Mosaic Tax-Free Trust and Mosaic Income Trust.

(b)

Name and Principal  Position and Offices  Position and Offices
Business Address    with Underwriters     with Registrant

A. Bruce Cleveland  Chairman, President   None
1700 N. Moore Street
Arlington, VA 22209

W. Richard Mason    Secretary             Secretary
1655 Ft. Myer Dr.
Arlington, VA 22209

(c)  Not Applicable

30.  Location of Accounts and Records

The books, records and accounts of the Registrant will be maintained at 1655 Ft. Myer Drive, Arlington, VA 22209, at which address are located the offices of the Registrant and of Bankers Finance Advisors, LLC. Additional records and documents relating to the affairs of the Registrant are maintained by the Star Bank, N.A. of Cincinnati, OH, the Registrant's Custodian, at the Custodian's offices located at 425 Walnut Street, Cincinnati, OH 45202. Pursuant to the Custodian Agreement (see Article IX, Section 12), such materials will remain the property of the Registrant and will be available for inspection by the Registrant's officers and other duly authorized persons. Certain records may be maintained at the offices of the Advisor's parent, Madison Investment Advisors, Inc., 6411 Mineral Point Road, Madison, WI 53705.

31.  Management Services

Previously filed and discussed in Parts A and B and in the Trust's financial statements incorporated herein.

32.  Undertakings

(a)  Not Applicable

(b)  Not Applicable

(c) The Registrant shall furnish to each person to whom a prospectus is delivered a copy of the Registrant's latest
Annual Report to shareholders upon such person's request and without charge.

                           Signatures

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant has duly caused this Post-Effective Amendment to the Registration Statement to be signed on its behalf by the undersigned, thereto duly authorized, in the County of Arlington, Commonwealth of Virginia, on the 30 day of July, 1997.

                              Mosaic Government Money Market



                          By: (signature)
                              W. Richard Mason
                              Secretary

Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment to the Registration Statement has been signed below by the following persons in the capacities and on the date indicated.


(Signature),                  Trustee        7/30/97
Frank E. Burgess



                              Trustee
James Imhoff*                                7/30/97


                              Trustee
Thomas S. Kleppe*                            7/30/97


                              Trustee
Lorence Wheeler*                             7/30/97


*(Signature),      Attorney-In-Fact,         7/30/97
John Rashke, Esquire


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